SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                     FORM 8-K



              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of Report:     September 30, 1998       Commission File No. 1-11632
    (Date of earliest event reported)



                           AMERICAN ANNUITY GROUP, INC.



   Incorporated under the laws of Delaware      IRS Employer
                                                Identification No. 06-1356481




                              250 East Fifth Street
                             Cincinnati, Ohio  45202
                              Phone: (513) 333-5300

   Former name or former address, if changed since last report - not applicable


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                           AMERICAN ANNUITY GROUP, INC.

                                   FORM 8 - K


   Item 2.   Acquisition or Disposition of Assets

             Please see the News Release attached hereto as Exhibit 99


   Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Not Applicable.

        (b) Proforma financial information will be furnished in the Company's Quarterly Report on Form 10-Q to be filed on or before November 16, 1998.

        (c)  Exhibit (99) - Additional Exhibit.




                                    SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AMERICAN ANNUITY GROUP, INC.



                                 BY: /s/ Mark F. Muething
                                    Mark F. Muething
                                    Senior Vice President, General
                                      Counsel and Secretary

   October 15, 1998

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